UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)  Pursuant to Nasdaq Listing Rule 5605(c)(2)(A), the Company’s Audit Committee is required to have at least three members. As a result of Mr. Tamaroff’s resignation as discussed in Item 5.02 of this Current Report on Form 8-K, the Company’s Audit Committee has two members. On September 16, 2020, the Company notified Nasdaq that it intends to appoint a third member to the Company’s Audit Committee within the cure period set forth in Nasdaq Listing Rule 5605(c)(2)(A) (i.e., the earlier of the Company’s next annual meeting of stockholders or one year from Mr. Tamaroff’s resignation).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The Company’s Stockholders’ Agreement, dated as of October 2, 2017, with Avista Capital Partners II, LP, Avista Capital Partners (Offshore) II, LP and Avista Capital Partners (Offshore) II-A, LP (collectively, “Avista”) provides that one of Avista’s three director designees shall offer to resign from the Board of Directors in the event Avista’s beneficial ownership of Company common stock falls below 27.5%. The issuance of additional shares of common stock by the Company in connection with the previously announced underwritten offering in August 2020 resulted in Avista’s beneficial ownership falling below 27.5%. As a result, Mr. Joshua Tamaroff resigned from the Board of Directors and as a member of the Board’s Audit Committee, effective as of September 16, 2020. Mr. Tamaroff’s resignation was the result of the requirements of the Stockholders’ Agreement and not any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Keith A. Goldan
Keith A. Goldan
Chief Financial Officer
Date: September 17, 2020